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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-79967, No. 333-67809 and No. 333-67829) and Form
S-3 (No. 333-09499) of CTN Media Group, Inc., formerly College Television Network, Inc., of our report dated March 24, 2000 relating to the financial statements, which appears in this Form 10-KSB.

PRICEWATERHOUSECOOPERS LLP

Atlanta, Georgia
March 29, 2000